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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                _______________


                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) JANUARY 22, 1998
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                                  P-COM, INC.
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              (Exact name of registrant as specified in charter)

          DELAWARE                 0-25356                          77-02893711
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(State or other jurisdiction      (Commission                     (IRS Employer
    of incorporation)             File Number)               Identification No.)


   3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA                     95008
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code      (408) 866-3666
                                                   -----------------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)
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ITEM 5.   Other Events
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          In a press release disseminated on January 22, 1998, the Registrant publicly announced its earnings for the quarter and fiscal year ended December 31, 1997. A copy of the press release is attached hereto and incorporated herein by reference.

ITEM 7.   Financial Statements and Exhibits
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          A copy of the Registrant's press release announcing its earnings for the quarter and fiscal year ended December 31, 1997 is attached hereto as an exhibit.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        P-COM, INC.
                                        -----------
                                        (Registrant)

Date:  January 22, 1998                 By:      /s/ Michael J. Sophie
                                               ---------------------------------
                                        Name:  Michael J. Sophie
                                        Title: Chief Financial Officer
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                                 EXHIBIT INDEX


     Exhibit
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     99.1      Press Release disseminated January 22, 1998.